                                                                   Exhibit 10.13

[LOGO]  ILX THIRD PARTY SERVICE DISTRIBUTION AGREEMENT

AGREEMENT dated as of December 10, 1999, by and between CCBN.com ("Vendor") and ILX Systems ("ILX"), a division of Thomson Information Services Inc., a corporation organized under the laws of the State of New York.

                                   WITNESSETH

      WHEREAS, Vendor is the owner of the Service;

      WHEREAS, ILX wishes to market the Service to End Users with the ILX Information Service;

      WHEREAS, Vendor is willing to grant to ILX the right and license set forth in this Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual undertakings set forth herein, the parties do hereby agree as follows;

                                   DEFINITIONS

"Agreement" shall mean this agreement, together with any Appendix, Schedule or other attachment, as may be amended by the parties from time to time.

"Business Day" any day on which Vendor is open for business and the Service is provided.

"End Users" shall mean ILX customers that have signed an End User Agreement.

"End User Agreement" shall mean an agreement signed between End User and ILX for use of the ILX Information Service.

"ILX Affiliate" shall mean an entity controlling, under common control with or controlled by ILX.

"ILX Information Service" shall mean the service provided by ILX to an End User pursuant to an End User Agreement.

"Service" shall mean Vendor services and related documentation as described in Schedule A.

"Trial Period" shall mean a period of time during which End Users may use the Service without fee liability.

"Trial Users" shall mean End Users in receipt of the Service during their Trial Period. Trial Users shall not incur royalties during the Trial Period.


                    Page 1 of the ILX Distribution Agreement
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1.    Rights and Obligations of ILX and Vendor.

      1.1   Appointment of ILX.

      Vendor hereby appoints ILX as a provider of the Service to End Users, subject to the terms and conditions set forth in this Agreement. ILX accepts the appointment and agrees to redistribute (including via a datafeed), make available for retrieval (including via database) and otherwise provide the Service in whole or in part, in any way or form, on a real-time or delayed basis to End Users on a world-wide basis. ILX will make reasonable efforts to ensure that its End Users will use the Service in accordance with the terms of the End User Agreement which is substantially in the form attached as Appendix B. ILX is authorized to modify and adapt the Service to the extent necessary to incorporate it into the ILX Information Service.

1.2.  Limitations on License.

      A. ILX shall not remove, alter, cover or obfuscate any copyright notice appearing on any portion of the Service.

      B. No right, title or interest in or to the Service or any copyrights, trademarks or other proprietary rights relating to the Service are transferred to ILX or otherwise conveyed by Vendor. ILX may not assign any of its rights or delegate any of its duties under this Agreement, except to an ILX Affiliate, without the prior written consent of Vendor.

      C. ILX shall not modify, enhance, decompile or reverse engineer the Service except as stipulated in Section 1.1. The End User Agreement shall contain a provision which prohibits the End User from modifying, enhancing, decompiling or reverse engineering the Service.

2.    Service Made Available under this Agreement.

      Vendor shall make available to ILX the Service as described in Schedule A, which may be modified by Vendor from time to time in writing with prior notice to ILX. Vendor shall include specific statements related to the quality and reliability of the Service in Schedule A. Those should include but are not limited to statements regarding means of detecting, tracking, reporting and resolving data quality problems to the mutual satisfaction of Vendor and ILX.

2.1. Changes in the Contents, Technologies, Technical Specifications and Requirements of the Service.

      A. Vendor shall notify ILX of any changes to the contents, technologies, technical specifications and requirements of the Service without delay.

      B. Minor changes, which shall include, but not be limited to, the contents, technologies (which shall include but not be limited to delivery feeds), layouts, headings, banners, page content, display format, technical specifications and requirements of the Service, shall become effective at the time indicated by Vendor, however, not earlier than one
      (1) month from making the notification.


                    Page 2 of the ILX Distribution Agreement
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      C. Vendor may, upon reasonable notice and after consultation with ILX, implement other than minor technical or administrative changes to the Service which may require installation or modification of computer systems and networks. Such changes shall include, but not be limited to, the contents, technologies (which shall include but not be limited to delivery feeds), layouts, headings, banners, page content, display format, technical specifications and requirements of the Service.

3.    Set-up and Development.

      A. Vendor is responsible for all costs associated with and shall provide, at its own expense, all necessary installation for the Service, including but not limited to all modems, cables, servers, all communication links, air conditioning, site alterations, electric current and circuits, and any other equipment necessary for ILX to develop and operate the Service in connection with the ILX Information Service.

      B. Vendor shall be responsible for all costs associated with making any changes or developments to the Service. Such costs shall include, but are not limited to, modification, preparation, and execution of the Service.

4.    Monitoring the Service.

      A. ILX shall have the right to access the Service for monitoring, training, support, sales, development, operations, quality assurance and data quality and other such purposes. Internal ILX Workstations will not be included in the reports as defined in Section 12.1(B).

5.    Maintaining the Service.

      Vendor is responsible for all costs associated with and shall provide, at its own expense, all necessary maintenance for the Service, including but not limited to all modifications, support, troubleshooting and upgrades of any proprietary software, hardware or other equipment located on ILX premises including, but not limited to, databases and files. Vendor's responsibility includes, but is not limited to all necessary backups, re-loads, re-building or software upgrades. In the event that Vendor must perform any of the above functions on ILX premises, Vendor will notify ILX as soon as possible, but not less than one (1) business day in advance of arrival, except in emergency or disaster recovery situations.

6.    Marketing Efforts.

      A. ILX shall expend such time and effort as is reasonably required to train appropriate personnel on how to promote, use and support the Service.


                    Page 3 of the ILX Distribution Agreement
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      B. ILX also agrees to actively promote, consistent with its regular business practices, the Service to its customers in connection with its marketing efforts for the ILX Information Service.

      C. As part of its marketing efforts, ILX may provide to End Users the Service on a trial basis.

      1. It is the responsibility of the Vendor to ensure that the Trial Period is adhered to. At the end of said Trial Period, Vendor shall ensure that either a) ILX is informed in writing that the Trial Period has expired or b) the Service is disconnected.

      2. End Users in receipt of the Service upon a trial basis shall be identified as Trial Users in the reports as defined in Section 12.1(B). No royalties shall be payable by ILX in respect to such Trial Users.

      D. ILX shall make available to End Users a reasonable level of support and maintenance for the Service. If ILX is unable to provide the level of support required by an End User, ILX shall contact Vendor for assistance in supporting the End User.

7.    Confidentiality.

      A. ILX acknowledges and agrees that all information marked as confidential and proprietary which it has or will receive from Vendor (attached hereto as Schedule A) including, without limitation, the Service, is confidential and proprietary to Vendor and agrees that it will protect such information from disclosure with the same degree of care that it uses to protect its own proprietary information and will not disclose such information to any third party. The provisions of this Section 7A shall not apply to information that is part of the public domain or that subsequently enters the public domain through no fault of ILX. ILX acknowledges that the Service designed by Vendor herein utilizes as an integral part of the various market indicators data and information that are part of the public domain, and that the presentation of this data in the form and style of Vendor as set forth in Schedule A constitutes confidential information and is proprietary in nature.

      B. Vendor acknowledges and agrees that all confidential and proprietary information which it has received or will receive from ILX including, without limitations, customer lists, are confidential and proprietary to ILX, and Vendor agrees that it will protect such information from disclosure with the same degree of care that it uses to protect its own proprietary information, and will not use or disclose such information to any third party. The provision of this Section 7B shall not apply to information that is part of the public domain or that subsequently enters the public domain through no fault of Vendor.

8.    ILX's Warranty.

      ILX represents and warrants to Vendor that ILX has the power and authority to enter into this Agreement and to perform all of its obligations under the terms of this Agreement, and further represents and warrants to Vendor that the execution and performance of this Agreement by ILX does not violate the provisions of any other agreement to which ILX is a party.


                    Page 4 of the ILX Distribution Agreement
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9.    Vendor's Warranty.

      Vendor warrants to ILX that Vendor has the power and authority to enter into this Agreement and has applied for copyright of the Service, and that the Service does not infringe any patent, trade name, trademark, trade secret, copyright or other proprietary right of any third party. Vendor further warrants for the benefits of ILX and each End User that the Service shall operate in conformity with Vendor's specifications, as described in Schedule A, when used in conjunction with the ILX Information Service.

10.   Indemnification.

      Vendor and ILX each agree, at its own expense, to indemnify and hold the other party harmless from and against any and all actions, suits or claims from End Users and/or third parties for any expenses, including reasonable attorney's fees, damages, losses, liabilities, costs, expenses and fees, including, without limitation, reasonable attorneys' fees, arising from any breach of its warranties, representations or obligations under this Agreement, its infringement by the ILX delivery system of the intellectual property or proprietary rights of another party or its violation of any law or regulation; provided that the party seeking indemnification under this provision must promptly notify the other party in writing of any claim that such a breach action, suit or claim has occurred. If the party providing indemnification under the provisions of this Section10 elects to defend any such action, then, as a condition to obtaining indemnification hereunder, suit or claim, the party seeking indemnification must give the indemnifying party full authority, information and assistance for the defense of such action and the indemnifying party shall have sole control of the defense and all negotiations for settlement or compromise of any such action, and shall pay all damages, expenses and fees awarded in any final judgment which is unappealable or not appealed within the period(i) all damages, losses, liabilities, costs, expenses for appeal, or agreed upon in any settlement agreement to which and fees, including, without limitation, reasonable attorneys' fees, incurred or imposed upon the other party by a nonappealable judgment, to the extent the indemnifying party is a signatory, elects to appeal, as a result of any such action, suit or claim or
(ii) any settlement amount to which it and the claimant may agree.

11.   Limitation of Liability.

      IN NO EVENT SHALL ILX'S AGGREGATE LIABILITY TO THE VENDOR, THE END USERS AND ANY THIRD PARTY, REGARDLESS OF THE FORM OF CLAIM OR ACTION, EXCEED THE AGGREGATE AMOUNT PAID TO VENDOR BY ILX UNDER THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 11 CONSTITUTE AN ESSENTIAL PART OF THE BARGAIN BETWEEN THE PARTIES UNDERLYING THIS AGREEMENT AND HAVE BEEN REFLECTED IN THE CONSIDERATION TO BE PAID BY ILX TO VENDOR FOR EACH SUBSCRIBER OF THE SERVICE. UNDER NO CIRCUMSTANCES SHALL ILX BE RESPONSIBLE TO VENDOR, ANY END USER OR ANY THIRD PARTY FOR CONSEQUENTIAL DAMAGES, LOST PROFITS OR OTHER SPECIAL OR INCIDENTAL DAMAGES, WHETHER DIRECT OR INDIRECT, EVEN IF ILX HAS BEEN APPRAISED OF THE LIKELIHOOD OF SAME, WHETHER BASED UPON A CLAIM SOUNDING IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF THIS AGREEMENT, THE SERVICE, AND/OR THE USE OR INABILITY TO USE THE SERVICE.


                    Page 5 of the ILX Distribution Agreement
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12.   Payment.

   12.1 ILX to Vendor.

      Within 30 days following the last day of each calendar month, ILX shall:

      A. Make monthly payments of all royalties owed Vendor, according to Schedule B, for the preceding month except for Trial Users.

      B. Include with this payment a report identifying the total number of End Users as of the last day of the preceding month by Firm Name, any additions or deletions of the Service, a contact name and number and a list of the number of users at each branch office location.

      C. In the event that Vendor fails to provide the Service during any month, the royalties payable by End User pursuant to Section 12.1A above shall be reduced in respect of each trading day during such month that such failure continues by an amount equal to the royalties for the month divided by the monthly number of trading days without prejudice to any other rights and remedies ILX may have under this Agreement.

   12.2 Vendor Fees.

      ILX shall have the right to change the grounds and amounts of Vendor Fees charged to Vendor by ILX in any way, including but not limited to applying new or additional charges, by notifying Vendor thereof in advance. The changes shall enter into force at the time specified by ILX, however, not earlier than the end of the calendar month at which one (1) month has passed since the notification.

13.   Term and Termination of This Agreement.

      This Agreement will become effective on the date of execution, and shall be effective for an initial period of two (2) years and will continue thereafter on a year-to-year basis, subject to the termination conditions in this Agreement. Either party may terminate this Agreement, for any reason or for no reason, effective at the end of the initial term or any renewal thereof, upon no less than ninety (90) days prior written notice to the other party.

   13.1 Termination for Cause.

      A. If at any time either party to this Agreement defaults in the performance of, or otherwise breaches, any part of this Agreement, except
      Section 2, and if such default or breach continues for a period of thirty
      (30) days after the other party has given written notice to such party specifying the nature of such defaults or breach and demanding that it be remedied, then the party giving such notice shall have the right to terminate this Agreement by giving further


                    Page 6 of the ILX Distribution Agreement written notice to that effect to such party in default or breach, effective thirty (30) days after the receipt of such further notice.

      B. If at any time the Vendor defaults in the performance of, or otherwise breaches, Section 2 of this Agreement, including but not limited to failing to inform ILX in the manner, within the time frame and following procedures specified in Schedule A of this Agreement of any problems, and if such default continues beyond the time period specified in Schedule A, then ILX shall have the right to terminate this Agreement immediately by giving written notice to that effect to the Vendor.

      C. If either party to this Agreement has been adjudicated bankrupt or insolvent, or a petition seeking reorganization of such party under any bankruptcy act or any similar applicable law has been filed; or if a decree or order of a court having jurisdiction has been entered appointing a receiver, liquidator, trustee, or assignee in bankruptcy or in insolvency over such party or over all or substantially all of such party's property, or providing for the windup or liquidation of such party's affairs, then other party shall have the right to terminate this Agreement immediately by giving the aforementioned party written notice to that effect.

      D. If either party to this Agreement institutes proceedings to be adjudicated a voluntary bankrupt; or consents to the filing of a bankruptcy proceeding against it; or files a petition, answer, or consent seeking reorganization under any bankruptcy act or any similar applicable law or consents to the filing of any such petition; or consents to the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency over such party or over all or substantially all is such party's property; or makes a general assignment for the benefit of creditors; or admits in writing its inability to pay its debts generally as they are due, then the other party shall have the right to terminate this Agreement immediately by giving the aforementioned party written notice to that effect.

   13.2  Consequences of Termination.

      Upon termination of this Agreement, all rights granted by Vendor to ILX shall terminate and revert to Vendor, provided, however, that End Users may continue to use any and all Services subscribed to prior to termination as part of any ILX Information Service then in their possession, and ILX shall have the right to continue to fulfill its outstanding obligations for the remainder of the contractual term in respect of the Service to such End Users. Promptly upon termination of this Agreement for any reason Vendor shall return, or certify the destruction of, all copies of ILX confidential and proprietary information in its possession or within its control, and all ILX systems documentation relating thereto, and all other materials pertaining to ILX in its possession or within its control (including all copies thereof). Vendor will not use any confidential information received from ILX during the term of this Agreement, including, without limitations, customer lists for any competitive purpose.

      Termination of this Agreement shall not affect the accrued rights or liabilities of the parties arising out of this Agreement as at the date of termination and all provisions which are expressed to survive this Agreement or which by implication do so shall remain in force and effect.


                    Page 7 of the ILX Distribution Agreement
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      Neither the exercise nor the waiver by either party hereto of any right or remedy provided hereunder shall be construed as limiting such party's other rights and remedies at law or equity with respect to either different or continuing breaches by the other party.

14.   Amendment and Non-Waiver.

      This Agreement cannot be changed, terminated or amended, except in writing with the appropriate signatures of both parties. ILX and Vendor shall be bound by the terms and conditions of this Agreement. No course of conduct, action or inaction on behalf of either party will be deemed to be a waiver of any of such party's rights. It is expressly understood and agreed that no employee, agent or other representative of either party has any authority to bind it with regard to any statement, representation, warranty or other expression unless such statement, representation, warranty or other expression is expressly included in the terms of this Agreement.

15.   Relationship of Parties.

      Each party shall be regarded as an independent contractor and this Agreement shall not be construed as having created a partnership, joint venture or agency between the parties. ILX agrees not to take any action which might encumber or expose the Service to any claim, liens or other form of encumbrance.

16.   Illegality and Unenforceability.

      Illegality and unenforceability of any term or condition of this Agreement will have no effect on the remaining terms or conditions of this Agreement.

17.   Choice of Law.

      This Agreement shall be governed by and interpreted according to the laws of the State of New York, without giving effect to the choice of law provisions of such State. Any actions for enforcement of this Agreement or interpretation of any of the provision of this Agreement or otherwise arising out of or relating to this Agreement shall be brought in the courts of the State of New York or the Federal Courts sitting in the State of New York. Both parties hereby expressly agree to the jurisdiction of such court.

18.   Millenium Compliance.

      A. Both parties agree that it will be in their mutual interest for the Service to be Millennium Compliant. In recognition of this, Vendor represents and warrants to ILX that there will not be a reduction in the ability of the Service to function as a result of the Service's inability to process date information accurately before, on or after 1 January 2000. Compliance of the Service with the foregoing means that the Service is "Millennium Compliant" and "Millennium Compliance" shall be construed accordingly.

      B. Vendor agrees to co-operate with ILX in connection with ILX's reasonable investigations relating to the Millennium Compliance of the Service, including for example:


                    Page 8 of the ILX Distribution Agreement
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            1. permitting ILX to obtain relevant information from knowledgeable employees, representatives and agents of Vendor in response to written and/or oral questions; and

            2. providing ILX on reasonable notice with access to relevant information and documentation including Millennium-related tests; and

            3. providing ILX with such assistance as ILX may reasonably require in connection with Millennium Compliance testing by ILX relating to the Service; and

            4. giving ILX at least 90 (ninety) days notice in writing if Vendor intends to make changes to Schedule A, in particular as such may relate to the way in which dates are represented.

19.   Address and Location.

      A. Vendor may change its address as detailed in Section 1(A) of Schedule D by notifying ILX and submitting a revised Schedule D.

      B. Vendor shall notify ILX of a change to its main location or back-up location without delay. Location changes or changes of telephone area codes shall occur not earlier than three (3) months from making the notification.

      C. Vendor shall make all reasonable efforts to discuss with ILX issues relating to location changes and changes of telephone area codes. Based on information developed by both parties resulting from such discussions, Vendor shall make all reasonable efforts to facilitate a speedy resolution.

      D. Vendor is responsible for all costs associated with location changes or changes of telephone area codes as specified in Schedule C of this Agreement.

20.   Notifications and Contact Persons.

      A. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be in writing and shall be deemed to have been given:

            i.    on the date of receipt if hand delivered,

            ii. three days after being sent by registered or certified mail, postage prepaid, return receipt requested,

            iii. three days after being sent by overnight courier, or on the date delivered as per courier's records, or


                    Page 9 of the ILX Distribution Agreement

            iv. on the date of receipt, with receipt confirmed, if sent by telex, facsimile or other telecommunications equipment,

      in each case addressed to such party as provided in Schedule D of this Agreement or in accordance with the latest unrevoked direction from such party.

      B. In addition, both parties shall maintain and update the contact person information referred to in Schedule D of this Agreement and send a copy of all updates to the other party promptly after such information is updated.

21.   General.

      A. This Agreement is not assignable by any party without the prior written consent of the other party. Such consent shall not be unreasonably withheld or delayed. Notwithstanding the aforementioned, ILX may assign this Agreement to any successor in interest to all or substantially all of its assets or to an ILX Affiliate, which shall perform in accordance with the terms of this Agreement, without the prior written consent of Vendor.

      Where ILX wishes to extend the rights and obligations to this Agreement to an ILX Affiliate, it may do so by executing and having the ILX Affiliate execute, a Schedule to this Agreement whereby the ILX is granted the benefit and undertakes the rights set out in this Agreement.

      B. This Agreement is the complete and exclusive statement of the agreement between ILX and Vendor and supersedes any prior agreements between these parties.

      C. Any obligations or duties that by their very nature extend beyond the expiration or termination of this Agreement will survive and remain in effect beyond the termination date, including, without limitation, the confidentiality obligations of each party and the obligation of Vendor to assist ILX in providing support to End Users with valid support agreements in effect on the date of such expiration or termination during the period that such support agreements remain in effect without renewal or extension. In no event shall Vendor be obligated to provide ILX or any End User with updates or enhancements to the Service following the expiration or termination of this Agreement.

      D. No trade usage or regular course of dealing within the computer software industry, financial information services industry or between ILX and Vendor shall modify, interpret, supplement or alter in any manner the express terms of this Agreement.


                    Page 10 of the ILX Distribution Agreement

      IN WITNESS WHEREOF, the parties have caused their duly authorized agents to execute this Agreement on the dates set forth below.


                                         ILX Systems,
                                         a division of Thomson Information
   CCBN.com                              Services Inc.
   ---------------------------------     --------------------------------------
   Vendor

   By  /s/ Jeffrey P. Parker             by
   ---------------------------------     --------------------------------------

           Jeffrey P. Parker             Bernard A. Weinstein
   ---------------------------------     --------------------------------------
   Print Name                            Print Name


   CEO                                   President and Chief Executive Officer
   ---------------------------------     --------------------------------------
   Title                                 Title                   991117-p990901



                    Page 11 of the ILX Distribution Agreement

                                   APPENDIX A
            Integral Parts of the Third Party Distribution Agreement

          Appendix A to the Agreement dated ________, 1999 Between ILX
            Systems, a division of Thomson Information Services Inc.
                                       And
                                    CCBN.com


This Appendix A is entered into this 10 day of DEC , 1999 by the parties hereto as evidence of the additional terms and conditions in connection with the Agreement dated __________, 1999 between ILX Systems, a division of Thomson Information Services Inc. ("ILX") and (Vendor Name) ("Vendor"). The terms and conditions reflected herein shall be deemed a part of the Agreement and to the extent these conflict with those in the Agreement, the terms herein shall govern.

1. In this Appendix A, Vendor indicates which Schedules are to become integral parts of the Agreement.
2. If the Agreement is amended at a later date, Appendix A is to be updated. The updated version shall replace the existing Appendix A.
3.    Integral parts of the Agreement

      Appendix B End User Agreement
      Appendix C ILX Affiliates
      Schedule A Service
      Schedule B
      Schedule C 3rd Party Connectivity to ILX Network and Vendor Fees (Effective 4/98)
      Schedule D Contact Persons

                                         ILX Systems, a division of Thomson
                                         Information Services Inc.
   ---------------------------------     --------------------------------------
   Vendor


   By  /s/ Jeffrey P. Parker             by
   ---------------------------------     --------------------------------------

           Jeffrey P. Parker             Bernard A. Weinstein
   ---------------------------------     --------------------------------------
   Print Name                            Print Name


   CEO                                   President and Chief Executive Officer
   ---------------------------------     --------------------------------------
   Title                                 Title                   991117-p990901


                    Page 12 of the ILX Distribution Agreement

                                   APPENDIX B

                               End User Agreement
                               ------------------

AGREEMENT                         ILX SYSTEMS, A DIVISION OF THOMSON INFORMATION
SERVICES INC.

This Agreement is entered into this day of   ,19   , by and between ILX, a
division of Thomson Information Services Inc., a corporation organized under the laws of the State of New York with its principal offices at 111 Fulton Street, New York,New York 10038 (hereinafter referred to as "ILX") and

--------------------------------------------------------------------------------

with a principal office of administration at:

--------------------------------------------------------------------------------
(hereinafter referred to as "Client").

Client hereby agrees to subscribe to the Information Service, (together with all equipment, data and software provided in connection therewith, collectively hereinafter referred to as "Service"), provided by ILX under the terms and conditions as set forth herein.

1. Service. The Service to be provided pursuant to this Agreement shall be comprised of those items specified on the Initial Service Proposal and ILX Price List annexed hereto. ILX may enhance the Service from time to time and offer additional capabilities at an additional fee to the Client to be mutually agreed upon.

2.    Payment for Service.

      (a) For the Service provided by ILX, Client shall pay the monthly charge specified on the Price List annexed hereto. The payment terms are net cash, without discount, payable on receipt of invoice. Monthly charges shall be invoiced each calendar month in advance. ILX may increase monthly charges upon sixty (60) days prior written notice to Client in the event of (i) any increase in charges payable to parties other than ILX, or (ii) any increase in costs for changes to Service, Equipment or Software required by parties other than ILX. Any payments not received within ten
      (10) days of the date of the invoice by Client shall be subject to a service charge from the due date at a rate of one and a half percent (1-1/2%) per month on the delinquent balance.

      (b) If indicated on the attached Initial Service Proposal or Price List, the Client may be required to pay a security deposit. This security deposit may be used, applied or retained by ILX, in whole or in part, to the extent ILX is required to expend any fees due to Client's default. The balance of the security deposit, if any, will be returned to the Client upon the termination of this Agreement after the return of the Equipment to ILX.

3.    Term of Agreement; Termination.

      (a) Except as herein provided, the initial term of this Agreement shall be for a period commencing on the date of this Agreement and continue for three (3) years from completion of the installation of the Service. Except as provided in Section 3(b), thereafter, the Service will be renewed for additional one (1) year terms (or any longer term as agreed to by the parties) subject to the terms of this Agreement unless ILX receives written notice of termination at least sixty (60) days prior to the expiration of the then current term of the Agreement. After the initial three year term, ILX may increase prices on the Price List at any time upon not less then sixty (60) days prior written notice to Client. Client shall have the right to terminate this Agreement within sixty (60) days of the effective date of any price increase.

      (b) If this agreement is a renewal agreement, the provisions of Section 3(a) shall not apply, and the term of this Agreement shall be for a period of three (3) years immediately following the expiration of the term of the previous agreement. Thereafter, the Service will be renewed for additional one (1) year terms (or any longer term as agreed to by the parties) subject to the terms of this Agreement unless ILX receives written notice of termination at least sixty (60) days prior to the expiration of the then current term of the Agreement. After the three year term referred to in this Section 3(b), ILX may increase prices on the Price List at any time upon not less then sixty (60) days prior written notice to Client. Client shall have the right to terminate this Agreement within sixty (60) days of the effective date of any price increase.

      (c) Client will be required to subscribe to any additional Services ordered by Client (other than those listed on the Initial Service Proposal) for a minimum term of eighteen (18) months.

      (d) ILX shall have the right to terminate this Agreement upon ten (10) days prior written notice to Client in the event of the breach of this Agreement by the Client, unless Client cures such breach within such ten
      (10) day period.

4. Limitations of Liability and Disclaimer of Warranties. ALTHOUGH ILX ENDEAVORS TO USE CARE IN RESPECT TO PROVIDING THE SERVICE, ILX MAKES NO REPRESENTATIONS OR WARRANTIES EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO ANY ASPECT OF THE SERVICE (INCLUDING ANY SOFTWARE, DATA OR EQUIPMENT PROVIDED AS PART THEREOF). NEITHER ILX NOR ANY THIRD PARTY DATA, SOFTWARE OR EQUIPMENT PROVIDERS WARRANT THAT THE SERVICE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DO THEY MAKE ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED FROM USE OF THE SERVICE. CLIENT EXPRESSLY AGREES THAT USE OF THE SERVICE IS AT CLIENT'S SOLE RISK. ACCORDINGLY, NEITHER ILX NOR ANY DATA, SOFTWARE OR EQUIPMENT PROVIDERS WILL IN ANY WAY BE LIABLE TO CLIENT OR TO ANY OTHER ENTITY FOR ANY INACCURACIES, ERRORS, OMISSIONS OR DELAYS REGARDLESS OF CAUSE, IN THE SERVICE OR IN ANY DATA, INFORMATION OR SOFTWARE CONTAINED THEREIN, OR CAUSED BY ANY ILX OR THIRD PARTY EQUIPMENT OR SOFTWARE USED IN CONNECTION THEREWITH, OR FOR ANY DAMAGES (WHETHER DIRECT OR INDIRECT, OR CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS) RESULTING THEREFROM, REGARDLESS OF CAUSE AND REGARDLESS OF WHETHER OR NOT ILX HAS BEEN


                    Page 13 of the ILX Distribution Agreement

ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT ILX OR ANY SUCH THIRD PARTIES ARE DEEMED LIABLE IN ANY MANNER, THEN SUCH LIABILITY, WHETHER ARISING FROM CONTRACT, WARRANTY, NEGLIGENCE OR OTHERWISE SHALL, IN NO EVENT, EXCEED THE AMOUNT CLIENT HAS PAID FOR THE SERVICE DURING THE PRECEDING 12 MONTH PERIOD. ILX shall not be liable to Client for any delay in performance or failure to perform any term or condition caused directly or indirectly by fire, explosion, accident, flood, labor trouble, weather condition, any regulation, rule or act of any government or governmental agency, or the inability to obtain or shortage of suitable material, components, parts, equipment, machinery, fuel, power, communication facilities or transportation, Act of God, armed conflicts, civil commotion or any other cause of like character beyond the reasonable control of ILX.

5.    Equipment.

      (a) The equipment which is rented to the Client is and will remain the property of ILX. The Client agrees to provide access to the equipment for purposes of installation, removal, maintenance, or repair during reasonable business hours.

      (b) The Client agrees not to use any apparatus or device, directly or indirectly, with the equipment supplied without the prior written consent of ILX.

      (c) Client agrees to insure the aforesaid equipment in a sum equal to its replacement value under a commercial multi-peril policy or its equivalent. Client further agrees to name ILX as an additional insured under said policy and to furnish ILX with a certificate of insurance evidencing such coverage.

6.    Use Restrictions; Software and Data.

      (a) Client acknowledges and agrees that the Service is confidential and may be used only for Client's internal use and within the Continental United States.

      (b) Client agrees not to use the Service (including, without limitation, any data or software that is provided as part of the Service) in any manner except as expressly permitted hereunder and further agrees not to reverse engineer, decompile, disassemble or otherwise seek to duplicate the performance characteristics of the software or any part thereof nor to sell, assign, disclose, furnish or redistribute the Service, or any data or software provided therewith, to any other person, firm, corporation or entity and shall confine knowledge of and access to the software and data only to its employees who require such knowledge and access in the ordinary course and scope of their employment by Client.

      (c) Client may make one copy of each authorized software program for archival and backup purposes, provided that such copy shall be subject to this Agreement and bear the appropriate trademarks, copyright notices and other proprietary notices contained in the versions of the software provided by ILX hereunder. From and after the date of a written request by ILX, Client shall deliver to ILX on a monthly basis written reports certifying the number of authorized display devices using or displaying the software.

      (d) The Client acknowledges that installation and ongoing operation of the Services may, from time-to-time, require changes to ILX software resident on Client's hardware; Software for such changes shall be made available by ILX at ILX's expense provided that Client agrees to install such software on its hardware and renders reasonable cooperation to ILX (such cooperation to include, without limitation, modification or upgrade to Client's equipment and software). Should Client not do so, ILX may, in its discretion, cease supporting the Services.

7. Proprietary Rights. Client acknowledges and agrees that all proprietary rights in the Service are and shall remain the property of ILX and its third party licensors. Client acknowledges that the Service was compiled, prepared, selected and arranged by ILX and its licensors through the expenditure of substantial time, effort and money and that it constitutes valuable property of ILX and its licensors.

8. Indemnification. Client shall be responsible for and shall indemnify and hold ILX, its employees, agents, licensors and licensees harmless at all times against and in respect of:

      (a) All claims, liabilities, obligations or damages resulting from any misrepresentation, breach of warranty or non-performance of any covenant or agreement on the part of Client under this Agreement, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to ILX under this Agreement;

      (b) All claims, liabilities, obligations, or damages claimed or demanded by third parties against ILX or by Client's employees, agents or licensees, and arising out of, directly or indirectly, Client's use of the Service;

      (c) All claims, liabilities, obligations or damages incident to any claim by any municipal, state or federal agency or subdivision resulting from any violation of municipal, state or federal ordinances, regulations or laws based on Client's use of the Service;

      (d) All actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including reasonable attorney's fees) incident to any of the foregoing.

9. Charges. On written notice to ILX, the Client may add to the Service as designated in the ILX Price List or add additional features as offered from time to time by ILX. Additions will be invoiced at the then-current ILX price.

10. Installation and Removal Charges. Client shall pay all installation and/or removal costs of the ILX Equipment at/from Client's location and shall provide, at Client's expense, local telecommunication lines to such specification as ILX shall stipulate and Client shall supply the necessary power and electrical outlets.

11. Training. Client shall pay all training expenses as required for Client's staff.

12. Additional Charges and Taxes. Any sales, use, excise, value added and local property taxes will be payable by Client, should such taxes be applicable.

13. Assignment. This Agreement may not be assigned by Client without the written consent of ILX, which consent will not be unreasonably withheld.

14. Trademark and Copyright Infringement.

      (a) ILX shall indemnify Client and hold it harmless against all claims and damages, including without limitation, reasonable attorneys' fees, which Client incurs as a result of any claim against Client that the Service infringes any copyright or proprietary right of any third party, provided that: (i) Client notifies ILX promptly in writing of the assertion of such claims; (ii) ILX has sole control over the defense or settlement of such claim; and (iii) Client's use of the Service has been in accordance with the restrictions imposed under Paragraph 6 of this Agreement.

      (b) In the event of a claim for infringement, ILX reserves the right to terminate this Agreement with respect to the allegedly infringing portion of the Service and either to substitute another, substantially similar Service therefore or to refund to Client the pro rata share of any prepaid fees relating to such terminated Service.


                    Page 14 of the ILX Distribution Agreement

15. Applicable Law. This Agreement shall be construed in accordance with the laws in the State of New York.

16. Severability. Each paragraph and provision of this contract is severable from the contract and if one provision or part is declared invalid, the remaining provisions or parts shall nevertheless remain in full force and effect.

17. Entire Agreement. This Agreement embodies the entire Agreement and understanding between the Client and ILX and supersedes any and all prior agreements and understandings, express or implied, relating to the subject matter hereof. No other agreement or understanding, verbal or otherwise, exists between the parties except as herein set forth.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                         ILX Systems, a division of Thomson
                                         Information Services Inc.
   ---------------------------------     --------------------------------------
   Client

   By                                    By
   ---------------------------------     --------------------------------------

                                         Bernard A. Weinstein
   ---------------------------------     --------------------------------------
   Print Name                            Print Name


                                         President and Chief Executive Officer
   ---------------------------------     --------------------------------------
   Title                                 Title           ST3)  81014-p980804 -H/


                    Page 15 of the ILX Distribution Agreement

                                   APPENDIX C
ILX Systems Affiliates

The following ILX Affiliates have been granted the benefit and undertake the rights set out in this Agreement.

1. ILX Systems, a division of Thomson Financial Services Ltd., whose registered office is at 33 Aldgate High Street, London EC3N 1DL and whose principal place of business is at 28-30 Worship Street, London EC2A 2AH.


      By: /s/ Bernard A. Weinstein
      ---------------------------------------

      Bernard A. Weinstein
      ---------------------------------------
      Name

      President and Chief Executive Officer
      ---------------------------------------
      Title

2. ILX Systems Canada, a division of Thomson Canada Limited, with its principal offices at 65 Queen Street West, Toronto, Ontario M5H 2M8.


      By: /s/ Bernard A. Weinstein
      ---------------------------------------

      Bernard A. Weinstein
      ---------------------------------------
      Name

      President and Chief Executive Officer
      ---------------------------------------
      Title

3. BETA Systems, a division of Thomson Financial Services Inc., a corporation organized under the laws of the State of New York with its principal offices at 350 N. Sunny Slope Road, Brookfield, WI 53005.

      By: /s/ Bernard A. Weinstein
      ---------------------------------------

      Bernard A. Weinstein
      ---------------------------------------
      Name

      President and Chief Executive Officer
      ---------------------------------------
      Title

                                            ILX Systems, a division of Thomson
                                            Information Services Inc.


                                            By: /s/ Bernard A. Weinstein
                                            ---------------------------------

                                            Bernard A. Weinstein
                                            ---------------------------------
                                            Print Name

                                            President and Chief Executive
                                            Officer
                                            ---------------------------------
                                            Title


                    Page 16 of the ILX Distribution Agreement

[LOGO]                                                       ILX Systems
                                                             111 Fulton St.
                                                             New York, NY  10038
                                                             212-964-1199
                                                             Fax: 212-720-1000

                         Addendum to the Agreement dated
                                Between CCBN.com.
                                       and
          ILX Systems, a division of Thomson Information Services Inc.

This Addendum is entered into this 16th day of December '99 by the parties hereto as evidence of the additional terms and conditions in connection with the Agreement dated 12/10/99, between CCBN.com. ("VENDOR") and ILX Systems, a division of Thomson Information Services Inc. ("ILX"). The terms and conditions reflected herein shall be deemed a part of the Agreement, and to the extent these conflict with those in the Agreement, the terms herein shall govern. All terms not otherwise defined herein shall have the meanings set forth in the Agreement.

Clause 9, Vendor's Warranty, shall be revised to read as follows:

      Vendor warrants to ILX that Vendor has the power and authority to enter into this Agreement and that the Service does not infringe any patent, trade name, trademark, trade secret, copyright or other proprietary right of any third party. Vendor further warrants for the benefits of ILX and each End User that the Service shall operate in conformity with Vendor's specifications, as described in Schedule A, when used in conjunction with the ILX Information Service.

Clause 12.2, Vendor Fees, shall deleted and replaced with the following:

      If any prices and charges outside of ILX's control which are necessary for ILX to provide the Service are increased by the third party supplier, then ILX shall have the right upon thirty (30) days' written notice, to correspondingly adjust the Vendor Fees charged to Vendor, as and if applicable; provided, however, that Vendor shall have the right to terminate this Agreement at any time upon sixty (60) days' notice to ILX if any such increase exceed fifteen percent (15%) in any twelve month period.

Clause 13, Term and Termination of This Agreement, shall be revised to read as follows:

      This Agreement will become effective on the date of execution, and shall be effective for an initial period of one (1) year and will continue thereafter on a year-to-year basis, subject to the termination conditions in this Agreement. Either party may terminate this Agreement, for any reason or for no reason, effective at the end of the initial term or any renewal thereof, upon no less than ninety (90) days prior written notice to the other party.

                                         ILX Systems, a division of Thomson
   CCBN.com                              Information Services Inc.
   ---------------------------------     --------------------------------------
   Vendor

   by  /s/ Jeffrey P. Parker             by
   ---------------------------------     --------------------------------------

           Jeffrey P. Parker             Bernard A. Weinstein
   ---------------------------------     --------------------------------------
   Print Name                            Print Name


   CEO                                   President and Chief Executive Officer
   ---------------------------------     --------------------------------------
   Title                                 Title


                                      -2-